UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 8, 2005

American Honda Receivables Corp.
(Exact name of registrant as specified in its charter)
California	333-104875	33-0526079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp. 700 Van Ness Avenue Torrance, California 90501
(Address of principal executive offices)

Registrant’s telephone number, including area code (310) 781-4100
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

In connection with the offering of the Honda Auto Receivables 2005-3 Owner Trust, described in the related Prospectus Supplement, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 9.01.

Financial Statements, Pro Forma Financial.

Filing of Computational Materials (as defined in Item 8.01 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Honda Receivables Corp.

By: /s/ Y. Takahashi

Name: Y. Takahashi

Title:   President

June 8, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Related Computational Materials (as defined in Item 5 above).

EXHIBIT 99.1